                                                                    EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT

                  SUBSCRIPTION AGREEMENT, dated as of February 7, 2001 (this "SUBSCRIPTION AGREEMENT"), by and between THE VIALINK COMPANY, a Delaware corporation (the "COMPANY"), and each of the investors listed on Schedule A hereto (each an "INVESTOR" and collectively, the "INVESTORS").

                  WHEREAS, each of the Investors is an executive officer and/or director of the Company;

                  WHEREAS, the Company is a party to a series of Securities Purchase Agreements, dated as of February 2, 2001 (the "PURCHASE AGREEMENTS"), by and between the Company and the purchasers listed on the signature pages thereto (the "PURCHASERS");

                  WHEREAS, each Investor desires to subscribe for and purchase from the Company, and the Company desires to issue and sell to such Investor,
(i) that number of shares of its Series A Convertible Participating Preferred Stock, par value $0.001 per share (the "PREFERRED STOCK"), and (ii) a Series A Warrant (the "WARRANT") to purchase that number of shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK") set forth opposite such Investor's name on Schedule A for a purchase price of $2,750 per share of Preferred Stock, on the terms and conditions set forth in this Subscription Agreement and the Purchase Agreements. The Preferred Stock and the Warrants shall be collectively referred to as the "SECURITIES;"

                  WHEREAS, the Company must obtain stockholder approval pursuant to Nasdaq Rule 4350(i)(1)(A) (the "STOCKHOLDER APPROVAL") before the Investors can complete the purchase the Securities;

                  WHEREAS, the Company will seek the Stockholder Approval either at the Company's next annual meeting, which shall be held no later than May 31, 2001, or at a special meeting of the stockholders prior to such annual meeting; and

                  WHEREAS, the Investors have agreed to fund into escrow pending receipt by the Company of the Stockholder Approval.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                           PURCHASE AND SALE OF SHARES

                  Section 1.1. Sale of Shares. Upon the terms and subject to the conditions of this Subscription Agreement and the Purchase Agreements, at the Closing (as hereinafter defined), the Company hereby agrees to issue and sell to each Investor the Securities set forth opposite such Investor's name on Schedule A.


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                  Section 1.2. Consideration. Upon the terms and subject to the conditions of this Subscription Agreement and the Purchase Agreements, each Investor hereby unconditionally agrees to accept and purchase the Securities set forth opposite such Investor's name on Schedule A for the purchase price set forth thereon at the Closing. Concurrently with the execution hereof, each Investor has deposited the purchase price payable by him with the Escrow Agent (as defined in the Escrow Agreement (as hereinafter defined)).

                  Section 1.3. Closing. The closing of the separate purchases and sales of the Securities shall take place at the offices of the Company within three (3) business days after all of the conditions to the closing set forth in Article III have been satisfied or waived (such date and time referred to herein as the "CLOSING"). At the Closing, the Company shall deliver to each Investor (i) a certificate representing the Preferred Stock and (ii) a Warrant evidencing the Securities purchased hereunder by such Investor.

                  Section 1.4. Escrow Agreement. Concurrently herewith, the Investors and the Company have executed an Escrow Agreement substantially in the form of Exhibit A attached hereto (the "ESCROW AGREEMENT").

                  Section 1.5. Registration Rights Agreement. At the Closing, the Company and the Investors shall enter into a Registration Rights Agreement, substantially in the form of Exhibit B attached hereto (the "REGISTRATION RIGHTS AGREEMENT," and together with the Escrow Agreement, the "RELATED AGREEMENTS") providing for the registration of the Common Stock underlying the Preferred Stock and Warrants purchased by the Investors pursuant hereto within 180 days following the Closing.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

                  Each Investor, severally but not jointly, hereby represents, warrants and covenants to the Company that:

                       (1) Authorization. Such Investor has full power and authority to enter into this Agreement and each Related Agreement, and such Agreement and each Related Agreement constitutes, or when executed will constitute, such Investor's valid and legally binding obligation, enforceable in accordance with its terms.

                       (2) Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Securities will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                       (3) Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the


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Securities. Such Investor further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company.

                       (4) Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

                       (5) Accredited Investor. As an officer and/or director of the Company, such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                       (6) Restricted Securities. Such Investor understands that the Securities such Investor is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act of 1933, as amended (the "Securities Act").

                       (7) Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

                           (i) There is then in effect a registration statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) (A) Such Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor to the estate of any such Investor or the transfer by gift, will or intestate succession of any Investor to his spouse or to the siblings, lineal descendants or ancestors of such Investor or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.


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                       (8) Legends. It is understood that the certificates
evidencing the Shares may bear the following legends in addition to any other legends called for by Delaware law, this Agreement or any Related Agreement:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold or otherwise transferred in the absence of an effective registration statement for the securities under applicable securities laws or unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws."

                                  ARTICLE III
                              CONDITIONS TO CLOSING

                  The obligations of each party to this Subscription Agreement to consummate the transactions contemplated hereby shall be subject to the following conditions:

                  Section 3.1. Stockholder Approval. The Company shall have obtained the Stockholder Approval.

                  Section 3.2. Release of Escrow. The purchase price for the Securities held in escrow shall have been released to the Company in accordance with the Escrow Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

                  Section 4.1. Successors and Assigns; Governing Law. The undersigned understands that this Agreement, if, and only if, accepted by the Company, shall be binding upon the executors, administrators, heirs, legal representatives, legatees, successors and assigns of the undersigned and shall inure to the benefit of the Company, its successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                  Section 4.2. Entire Agreement. This Subscription Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties hereto with respect to such subject matter.

                  Section 4.3. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days' advance written notice under this paragraph to all other parties to this Agreement.


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                  Section 4.4. Amendments. The terms and provisions of this
Subscription Agreement may be modified or amended only pursuant to a written instrument executed by the Company and Investor.

                  Section 4.5. Counterparts. This Subscription Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  Section 4.6. Headings. The section and paragraph headings contained in this Subscription Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Subscription Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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                  The undersigned, by executing this Agreement, (a) agrees, upon acceptance hereof by the Company, to purchase the Shares set forth below for payment of the total purchase price set forth below, (b) makes the representations, warranties and covenants set forth in this Agreement and (c) states that the statements and matters set forth in this Agreement are true and correct. YOUR PURCHASE PRICE WILL BE HELD IN ESCROW BY THE COMPANY UNTIL THE COMPANY OBTAINS THE STOCKHOLDER APPROVAL. IF THE COMPANY DOES NOT OBTAIN THE STOCKHOLDER APPROVAL ON OR PRIOR TO MAY 31, 2001, YOUR PURCHASE PRICE WILL BE RETURNED TO YOU IN ACCORDANCE WITH THE TERMS OF THE ESCROW AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Subscription Agreement as of the date first above written.

THE COMPANY:                          THE VIALINK COMPANY



                                      By: /s/ BRIAN CARTER
                                         ---------------------------------------
                                         Name: Brian Carter
                                              ----------------------------------
                                         Title: Controller
                                               ---------------------------------

                                         Address:  13155 Noel Road, Suite 800
                                                   Dallas, TX  75240
                                                   Facsimile:  (972) 934-5583



INVESTORS:                             /s/ ROBERT N. BAKER
                                      ------------------------------------------
                                      Robert N. Baker

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------

                                        /s/ MARK BROMBERG
                                      ------------------------------------------
                                      Mark Bromberg

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------


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                                      /s/ WILLIAM P. CREASMAN
                                      ------------------------------------------
                                      William P. Creasman

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------


                                      /s/ LEWIS B. KILBOURNE
                                      ------------------------------------------
                                      Lewis B. Kilbourne

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------


                                      /s/ DAVID M. LLOYD
                                      ------------------------------------------
                                      David M. Lloyd

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------


                                      /s/ ROBERT I. NOE
                                      ------------------------------------------
                                      Robert I. Noe

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------



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                                      /s/ CHRIS RILEY
                                      ------------------------------------------
                                      Chris Riley

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------

                                      /s/ JACK SCOTT
                                      ------------------------------------------
                                      Jack Scott

                                      Address:
                                                --------------------------------
                                                --------------------------------
                                                --------------------------------
                                                Facsimile:
                                                          ----------------------

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

                                                 Shares of
            Name of Investor                   Preferred Stock           Warrants         Purchase Price
            ----------------                   ---------------           --------         --------------
Robert N. Baker                                      163                 163,000            $448,250
Mark Bromberg                                         18                  18,000              49,500
William P. Creasman                                   21                  21,000              57,750
Lewis B. Kilbourne                                    27                  27,000              74,250
David M. Lloyd                                        18                  18,000              49,500
Robert I. Noe                                          7                   7,000              19,250
Chris Riley                                           18                  18,000              49,500
Jack Scott                                             5                   5,000              13,750
                                               ---------------        ------------        -----------
                                        Total        277                 277,000            $761,750
                                               ===============        ============        ===========

                                    EXHIBIT A

                                ESCROW AGREEMENT

                                   EXHIBIT B

                     FORM OF REGISTRATION RIGHTS AGREEMENT